UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    January 24, 2008

HARLEYSVILLE NATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Pennsylvania                                            0-15237                                 23-2210237
      (State or other jurisdiction                                                (Commission File Number)                 (IRS Employer
of incorporation)                                                                                                                    Identification No.)

 483 Main Street, Harleysville, PA                                                                                                  19438
   (Address of principal executive offices)                                                                                                             (Zip Code)

215-256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.02                       Results of Operations and Financial Condition

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the quarter ending December 31, 2007. On January 24, 2008, Harleysville National Corporation issued a press release titled “Harleysville National Corporation Reports 2007 Earnings of $26.6 Million and Fourth Quarter Earnings of $6.2 Million,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated  January 24, 2008, titled, "Harleysville National Corporation Reports 2007 Earnings of $26.6 Million and Fourth Quarter Earnings of $6.2 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   HARLEYSVILLE NATIONAL CORPORATION

Dated: January 24, 2008                                                    /s/ George S. Rapp
                                                                              George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

     Page

Exhibit 99.1	Press Release, dated January 24, 2008, of Harleysville National Corporation (filed pursuant to Item 2.02 hereof). 5